UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Media General, Inc.

(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MEDIA GENERAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Meeting Information
Meeting Type: Annual
For holders as of: March 1, 2013
Date: April 25, 2013 Time: 11:00 AM EDT
Location: Bolling Haxall House
211 East Franklin Street Richmond, VA
You are receiving this communication because you hold shares in Media General, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M53497-P35038

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE AT WWW.PROXYVOTE.COM:
1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M53498-P35038

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.
ELECTION OF CLASS A DIRECTORS:
NOMINEES:
01) Dennis J. FitzSimons
02) Rodney A. Smolla
03) Carl S. Thigpen

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Voting Items
Item 1. ELECTION OF CLASS B DIRECTORS: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.
NOMINEES:
01) J. Stewart Bryan III
02) Diana F. Cantor
03) George L. Mahoney
04) Marshall N. Morton
05) Wyndham Robertson
06) Coleman Wortham III
Item 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR: Ratification of Deloitte & Touche, LLP as the Company’s independent registered public accountants for fiscal year 2013.
Item 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE: The Board’s advisory resolution on executive compensation.

M53500-P35038

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